SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)     March 7, 2005
                                                        ------------------------


                             LINENS 'N THINGS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-12381                    22-3463939
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)


6 Brighton Road, Clifton, New Jersey                                07015
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code         (973) 778-1300
                                                  ------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of Linens 'n Things, Inc. (the "Company") dated March 10, 2005, updating the Company's sales and earnings guidance for first quarter fiscal 2005.

SECTION 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements of a Related Audit Report or Completed Interim Review.

(a) As discussed in its press release dated March 10, 2005, as a result of the February 7th letter from the Office of the Chief Accountant of the SEC to the American Institute of Certified Public Accountants, which clarified existing generally accepted accounting principles applicable to leases, the Company reviewed its lease accounting practices. The Company will correct the way it accounts for its leases and landlord allowances, specifically the accounting for straight-line rent expense and landlord allowances.

On March 7, 2005, management and the Audit Committee discussed the issues regarding the Company's method of accounting for leases and landlord allowances with the Company's independent registered public accounting firm and determined that the Company's accounting for these items is not consistent with the views expressed by the SEC. Accordingly, management and the Audit Committee concluded that the Company will restate its annual financial statements for all fiscal years presented in its upcoming Annual Report on Form 10-K for the fiscal year ended January 1, 2005, other than fiscal year 2004, and will restate its quarterly financial statements for the four quarters of fiscal year 2003 and the first three quarters of fiscal year 2004. Accordingly, the consolidated financial statements for those periods should no longer be relied upon. Further, management and the Audit Committee have determined that the Company's unaudited consolidated financial results included in the Company's press release issued on February 2, 2005 should likewise no longer be relied upon. The Company's Annual Report of Form 10-K for the fiscal year ended January 1, 2005 will include disclosure of the effects of the adjustments on the financial statements of each of the periods included in the audited financial statements.

On March 10, 2005, the Company issued a press release describing the matters discussed above, a copy of which is attached to this Form 8-K as Exhibit 99.1.

In its Annual Report on Form 10-K for the fiscal year ended January 1, 2005, the Company's management will be required to provide an assessment of the effectiveness of the Company's internal control over financial reporting, and the Company's independent registered public accountants will be required to audit management's assessment. Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 2 identifies a number of circumstances that, because of their likely significant negative effect on internal control over financial reporting, are to be regarded as strong indicators that a material weakness in internal control over financial reporting exists, including the restatement of previously issued financial statements to reflect the correction of a misstatement. Management has evaluated the impact of the aforementioned restatement on the Company's assessment of its system of internal control over financial reporting and has concluded that the control deficiency that resulted in the incorrect lease accounting represented a material weakness in internal control over financial reporting as of January 1, 2005.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

99.1 Press Release of Linens 'n Things, Inc. dated March 10, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LINENS 'N THINGS, INC.


Dated: March 11, 2005                           By: /s/ William T. Giles
                                                    ----------------------------
                                                Name:  William T. Giles
                                                Title: Executive Vice President,
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

  99.1             Press Release of Linens 'n Things, Inc. dated March 10, 2005.